EXHIBIT 99.1

PRA Group Reports Third Quarter 2014 Results

NORFOLK, Va., Nov. 10, 2014 (GLOBE NEWSWIRE) -- PRA Group (Nasdaq:PRAA), a world leader in acquiring non-performing consumer debt, today reported its financial results for the third quarter 2014. These results include the effect of the Company's Aktiv Kapital acquisition since the transaction closed on July 16, 2014.

Third Quarter Highlights

  Cash collections of $372.7 million, up 28% from the third quarter of 2013.
  Revenues of $239.0 million, up 21%.
  Net income of $51.2 million, up 8%.
  $1.01 diluted earnings per share, compared with $0.93 in the year-ago quarter, up 9%. The company incurred non-recurring expenses of $0.08 per diluted share in connection with its Aktiv Kapital acquisition and $0.03 per diluted share in foreign exchange currency losses specifically related to foreign currency forward contracts associated with the acquisition. Excluding these expenses, earnings per diluted share would have been $1.12, up 20%. A reconciliation of this non-GAAP financial measure to GAAP is included at the end of this press release.
  21.1% return on average equity, annualized. Excluding the non-recurring expenses related to the Aktiv Kapital acquisition and the foreign exchange currency loss, annualized return on average equity would have been 23.2%.
  $891.4 million in portfolio acquisitions.

"PRA Group now offers global clients a compliant partner focused on a positive customer experience with the financial capacity to offer maximum value, purchasing consistency and post-sale support," said Steve Fredrickson, chairman, president and chief executive officer, PRA Group. "As I continue to meet with employees, clients, and service providers across Europe, I have found that the acquisition of Aktiv Kapital and integration are being met positively by all. The magnitude of our opportunity in Europe continues to impress me and by acquiring a pan-European leader, we are well positioned to capitalize on it."

REVENUES

  Revenues of $239.0 million in the third quarter, largely driven by cash collections, included finance receivables income net of principal amortization and net allowance reversals. Net finance receivables income was $224.3 million, up 31% from $171.5 million in the year-ago quarter.
  Cash collections increased 28% in the third quarter from the year-ago quarter to $372.7 million, and included collections from these finance receivables sources:

Cash Collection Source ($ in thousands)	Q32014	Q22014	Q12014	Q42013	Q32013
Call Center and Other Collections	$ 97,301	$ 95,072	$ 97,736	$ 84,375	$ 89,512
External Legal Collections	49,930	55,011	50,990	46,066	48,274
Internal Legal Collections	41,400	45,090	43,939	34,101	33,288
Insolvency Collections	110,544	124,101	120,702	114,384	120,577
Legacy Aktiv Kapital	73,568	--	--	--	--
Total Cash Collections	$ 372,743	$ 319,274	$ 313,367	$ 278,926	$ 291,651

  Principal amortization of finance receivables in the third quarter was $148.4 million or 39.8% of cash collections, compared with 41.2% in the year-ago quarter. Principal amortization included a net allowance reversal of $1.7 million recorded against certain pools of finance receivables in the quarter, compared with a net allowance reversal of $2.6 million recorded in the year-ago quarter.
  Revenues in the third quarter also included income from PRA Group's fee-based businesses of $12.9 million, compared with $26.3 million in the year-ago quarter. The decline was primarily due to sizeable fee income from the Claims Compensation Bureau business during the third quarter of 2013.

EXPENSES AND OPERATING INCOME

  Operating expenses were $150.8 million in the third quarter of 2014, compared with $118.3 million a year ago, an increase of 27%.  PRA Group incurred approximately $5.9 million of non-recurring expenses during the quarter related to its acquisition of Aktiv Kapital.
  The Company also incurred $2.0 million in foreign exchange currency losses related to the acquisition of Aktiv Kapital that are included on the income statement below the operating expense line.
  Operating income was $88.2 million, compared with $79.5 million in the year-ago quarter.  The operating margin was 36.9% in the third quarter of 2014.
  The provision for income taxes was $28.5 million in the third quarter, up 8% from the year-ago quarter. PRA Group's provision for income taxes was 35.8% of income before taxes in the third quarter, compared with 34.8% in the year-ago quarter.

PORTFOLIO ACQUISITIONS

  PRA Group invested $891.4 million in new finance receivables from North American and European creditors in the third quarter of 2014, including $728 million in finance receivables from the acquisition of Aktiv Kapital, compared with $141.9 million in the year-ago quarter.

Portfolio Purchase Source ($ in thousands)	Q32014	Q22014	Q12014	Q42013	Q32013
Core Customer Debt	$ 852,821	$ 93,025	$ 80,711	$ 67,522	$ 100,081
Insolvency Claims	38,535	16,187	72,003	31,987	41,794
Total Portfolio Purchases	$ 891,356	$ 109,212	$ 152,714	$ 99,509	$ 141,875

BALANCE SHEET

  Borrowings totaled $1,425.4 million at September 30, 2014, and consisted of $436.5 million drawn on the domestic revolver, $371.7 million in assumed debt from the acquisition of Aktiv Kapital, $259.8 million in convertible senior notes, $187.5 million in other long-term debt and $169.9 million in seller financing related to the purchase of Aktiv Kapital. Total borrowings were $452.2 million at September 30, 2013.
  Cash and cash equivalents were $70.3 million at September 30, 2014, compared with $108.7 million at September 30, 2013.
  Net deferred tax liabilities were $237.2 million at September 30, 2014, compared with $200.1 million a year ago.
  Stockholders' equity increased to $959.9 million at September 30, 2014, from $816.6 million at September 30, 2013.

Conference Call Information

PRA Group will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call, visit http://ir.pragroup.com/events.cfm until February 10, 2015.   To listen by phone, call 888-695-7639 in the U.S. or 970-315-0482 outside the U.S. The conference ID is 17664211. A question-and-answer session on the call will be open only to analysts or investors. To listen to a replay of the call until November 17, 2014, call 855-859-2056 in the U.S. or 404-537-3406 outside the U.S. and use conference ID 17664211.

About PRA Group

PRA Group (Nasdaq:PRAA), a world leader in acquiring non-performing consumer debt, returns capital to global banks and other creditors to help expand financial services for consumers in North America and Europe. PRA Group companies collaborate with customers to help them resolve their debt and also provide a broad range of revenue and recovery services to business and government clients.

PRA has been recognized as one of Fortune's 100 Fastest-Growing Companies for the past three years and one of Forbes' Best Small Companies in America every year since 2007. For more information, please visit www.PRAgroup.com.

About Forward-Looking Statements

Statements made herein which are not historical in nature, including PRA Group's or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group's filings with the Securities and Exchange Commission including but not limited to PRA Group's annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through PRA Group's website, which contain detailed discussion of PRA Group's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Revenues:
Income recognized on finance receivables, net	$ 224,326	$ 171,456	$ 584,814	$ 494,818
Fee income	12,882	26,306	43,659	55,464
Other revenue	1,765	--	1,765	--
Total revenues	238,973	197,762	630,238	550,282

Operating expenses:
Compensation and employee services	65,237	52,882	169,083	146,081
Legal collection fees	13,778	10,206	35,982	31,343
Legal collection costs	20,367	19,801	72,329	63,020
Agency fees	5,988	1,404	8,902	4,293
Outside fees and services	17,221	8,707	40,125	24,789
Communications	8,907	6,645	26,019	21,398
Rent and occupancy	3,018	1,950	7,384	5,462
Depreciation and amortization	4,949	3,753	13,107	10,653
Other operating expenses	11,311	6,549	25,068	17,665
Impairment of goodwill	--	6,397	--	6,397
Total operating expenses	150,776	118,294	397,999	331,101
Income from operations	88,197	79,468	232,239	219,181

Other income and (expense):
Interest income	--	--	2	--
Interest expense	(11,808)	(3,995)	(21,736)	(9,607)
Foreign exchange gain/(loss)	3,251	--	(2,961)	--
Income before income taxes	79,640	75,473	207,544	209,574
Provision for income taxes	28,473	26,262	78,030	78,432
Net income	$ 51,167	$ 49,211	$ 129,514	$ 131,142
Adjustment for net income attributable to redeemable noncontrolling interest	--	1,873	--	1,605
Net income attributable to PRA Group, Inc.	$ 51,167	$ 47,338	$ 129,514	$ 129,537

Net income per common share attributable to PRA Group, Inc.:
Basic	$ 1.02	$ 0.94	$ 2.59	$ 2.56
Diluted	$ 1.01	$ 0.93	$ 2.57	$ 2.54

Weighted average number of shares outstanding:
Basic	50,075	50,154	50,023	50,571
Diluted	50,439	50,660	50,413	51,039

PRA Group, Inc.
Unaudited Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30,	December 31,
ASSETS	2014	2013

Cash and cash equivalents	$ 70,300	$ 162,004
Finance receivables, net	1,913,710	1,239,191
Other receivables, net	18,217	12,359
Income taxes receivable	11,506	11,710
Net deferred tax asset	4,639	1,361
Property and equipment, net	45,969	31,541
Goodwill	594,401	103,843
Intangible assets, net	12,315	15,767
Other assets	86,372	23,456
Total assets	$ 2,757,429	$ 1,601,232

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 15,352	$ 14,819
Accrued expenses and other liabilities	65,294	27,655
Income taxes payable	5,547	--
Accrued compensation	21,466	27,431
Net deferred tax liability	237,201	210,071
Interest bearing deposits	27,300	--
Borrowings	1,425,409	451,780
Total liabilities	1,797,569	731,756
Stockholders' equity:
Preferred stock, par value $0.01, authorized shares, 2,000, issued and outstanding shares - 0	--	--
Common stock, par value $0.01, 100,000 authorized shares, 50,077 issued and outstanding shares at September 30, 2014, and 49,840 issued and outstanding shares at December 31, 2013	501	498
Additional paid-in capital	141,490	135,441
Retained earnings	859,019	729,505
Accumulated other comprehensive (loss)/income	(41,150)	4,032
Total stockholders' equity	959,860	869,476
Total liabilities and equity	$ 2,757,429	$ 1,601,232

PRA Group, Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net income	$ 129,514	$ 131,142
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of share-based compensation	9,456	10,209
Depreciation and amortization	13,107	10,653
Impairment of goodwill	--	6,397
Amortization of debt discount	3,027	525
Amortization of debt fair value	(3,595)	--
Deferred tax expense	31,055	2,359
Changes in operating assets and liabilities:
Other assets	1,622	(1,147)
Other receivables	4,225	(1,497)
Accounts payable	(16,507)	2,237
Income tax receivable/payable, net	(111)	(5,062)
Accrued expenses	11,205	8,604
Accrued compensation	(13,504)	7,660

Net cash provided by operating activities	169,494	172,080

Cash flows from investing activities:
Purchases of property and equipment	(16,513)	(9,913)
Acquisition of finance receivables, net of buybacks	(412,740)	(546,201)
Collections applied to principal on finance receivables	420,570	368,693
Business acquisition, net of cash acquired	(851,183)	--

Net cash used in investing activities	(859,866)	(187,421)

Cash flows from financing activities:
Income tax benefit from share-based compensation	4,159	2,742
Proceeds from lines of credit	485,000	217,000
Principal payments on lines of credit	(48,500)	(344,000)
Repurchases of common stock	--	(58,511)
Cash paid for purchase of portion of noncontrolling interest	--	(1,150)
Distributions paid to noncontrolling interest	--	(51)
Principal payments on long-term debt	(7,500)	(4,109)
Proceeds from long-term debt	169,938	--
Net increase in interest bearing deposits	51	--
Proceeds from convertible debt, net	--	279,285

Net cash provided by financing activities	603,148	91,206

Effect of exchange rate on cash	(4,480)	153

Net (decrease)/increase in cash and cash equivalents	(91,704)	76,018

Cash and cash equivalents, beginning of period	162,004	32,687

Cash and cash equivalents, end of period	$ 70,300	$ 108,705

Supplemental disclosure of cash flow information:
Cash paid for interest	$ 21,097	$ 9,333
Cash paid for income taxes	41,682	78,434

Supplemental disclosure of non-cash information:
Adjustment of the redeemable noncontrolling interest measurement amount	$ --	$ 393
Distributions payable relating to noncontrolling interest	--	1,237
Purchase of redeemable noncontrolling interest	--	9,162
Employee stock relinquished for payment of taxes	(7,563)	(4,103)

FINANCIAL HIGHLIGHTS
	As of and for the			As of and for the
	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	Change	2014	2013	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 224,326	$ 171,456	31%	$ 584,814	$ 494,818	18%
Fee income	12,882	26,306	-51%	43,659	55,464	-21%
Total revenues	238,973	197,762	21%	630,238	550,282	15%
Operating expenses	150,776	118,294	27%	397,999	331,101	20%
Income from operations	88,197	79,468	11%	232,239	219,181	6%
Net interest expense	11,808	3,995	196%	21,734	9,607	126%
Net income	51,167	49,211	4%	129,514	131,142	-1%
Net income attributable to PRA Group, Inc.	51,167	47,338	8%	129,514	129,537	0%
PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 70,300	$ 108,705	-35%	$ 70,300	$ 108,705	-35%
Finance receivables, net	1,913,710	1,256,822	52%	1,913,710	1,256,822	52%
Goodwill and intangible assets, net	606,716	119,636	407%	606,716	119,636	407%
Total assets	2,757,429	1,547,985	78%	2,757,429	1,547,985	78%
Borrowings	1,425,409	452,229	215%	1,425,409	452,229	215%
Total liabilities	1,797,569	721,001	149%	1,797,569	721,001	149%
Total equity	959,860	816,647	18%	959,860	816,647	18%
FINANCE RECEIVABLE INCOME (dollars in thousands)
Cash collections	$ 372,743	$ 291,651	28%	$ 1,005,384	$ 863,511	16%
Cash collections on fully amortized pools	17,105	8,762	95%	50,564	25,719	97%
Principal amortization without allowance (reversals)/charges	150,115	122,776	22%	426,520	370,286	15%
Allowance (reversal)/charge	(1,698)	(2,581)	-34%	(5,950)	(1,593)	274%
Principal amortization with allowance (reversals)/charges	148,417	120,195	23%	420,570	368,693	14%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	39.8%	41.2%	-3%	41.8%	42.7%	-2%
Excluding fully amortized pools	41.7%	42.5%	-2%	44.0%	44.0%	0%
Allowance (reversal)/charge to period-end net finance receivables	(0.1%)	(0.2%)	-57%	(0.3%)	(0.1%)	145%
PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - North America core	$ 91,537	$ 89,044	3%	$ 262,526	$ 329,309	-20%
Purchase price - North America insolvency	38,535	41,794	-8%	126,725	210,662	-40%
Purchase price - Europe core	761,284	11,037	6798%	764,031	17,305	4315%
Purchase price - total	891,356	141,875	528%	1,153,282	557,275	107%
Number of portfolios - total	125	79	58%	314	264	19%
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - North America core	$ 2,089,253	$ 1,762,369	19%	$ 2,089,253	$ 1,762,369	19%
Estimated remaining collections - North America insolvency	697,662	877,722	-21%	697,662	877,722	-21%
Estimated remaining collections - Europe core	1,582,135	32,272	4803%	1,582,135	32,272	4803%
Estimated remaining collections - total	4,369,050	2,672,363	63%	4,369,050	2,672,363	63%
SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$ 1.01	$ 0.93	9%	$ 2.57	$ 2.54	1%
Weighted average number of shares outstanding - diluted	50,439	50,660	0%	50,413	51,039	-1%
Shares repurchased	--	989	-100%	--	1,203	-100%
Average price paid per share repurchased (including acquisitions costs)	$ --	$ 50.55	-100%	$ --	$ 48.62	-100%
Closing market price	$ 52.23	$ 59.93	-13%	$ 52.23	$ 59.93	-13%
RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	21.1%	23.5%	-10%	18.5%	22.4%	-17%
Return on revenue (2)	21.4%	24.9%	-14%	20.6%	23.8%	-14%
Return on average assets (3)	7.3%	12.5%	-42%	8.5%	12.0%	-29%
Operating margin (4)	36.9%	40.2%	-8%	36.8%	39.8%	-7%
Operating expense to cash receipts (5)	39.1%	37.2%	5%	37.9%	36.0%	5%
Debt to equity (6)	148.5%	55.4%	168%	148.5%	55.4%	168%
Number of full-time equivalent collectors	2,498	2,054	22%	2,498	2,054	22%
Number of full-time equivalent employees	3,913	3,223	21%	3,913	3,223	21%
Cash receipts (5)	$ 385,625	$ 317,957	21%	$ 1,049,043	$ 918,975	14%
Line of credit - unused portion at period end	513,800	435,500	18%	513,800	435,500	18%
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings

FINANCIAL HIGHLIGHTS
	For the Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 224,326	$ 182,518	$ 177,970	$ 168,728	$ 171,456
Fee income	12,882	14,825	15,952	16,125	26,306
Total revenues	238,973	197,343	193,922	184,853	197,762
Operating expenses	150,776	124,891	122,332	106,503	118,294
Income from operations	88,197	72,452	71,590	78,350	79,468
Net interest expense	11,808	5,067	4,859	4,860	3,995
Net income	51,167	37,507	40,840	45,777	49,211
Net income attributable to PRA Group, Inc.	51,167	37,507	40,840	45,777	47,338
PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 70,300	$ 270,526	$ 191,819	$ 162,004	$ 108,705
Finance receivables, net	1,913,710	1,219,595	1,253,961	1,239,191	1,256,822
Goodwill and intangible assets, net	606,716	118,927	118,800	119,610	119,636
Total assets	2,757,429	1,695,362	1,642,613	1,601,232	1,547,985
Borrowings	1,425,409	448,785	450,278	451,780	452,229
Total liabilities	1,797,569	743,106	732,395	731,756	721,001
Total equity	959,860	952,256	910,218	869,476	816,647
FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 372,743	$ 319,274	$ 313,367	$ 278,926	$ 291,651
Cash collections on fully amortized pools	17,105	16,943	16,516	9,801	8,762
Principal amortization without allowance (reversals)/charges	150,115	139,055	137,350	110,626	122,776
Allowance (reversal)/charge	(1,698)	(2,299)	(1,953)	(429)	(2,581)
Principal amortization with allowance (reversals)/charges	148,417	136,756	135,397	110,197	120,195
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	39.8%	42.8%	43.2%	39.5%	41.2%
Excluding fully amortized pools	41.7%	45.2%	45.6%	40.9%	42.5%
Allowance (reversal)/charge to period-end net finance receivables	-0.1%	-0.2%	-0.2%	0.0%	-0.2%
PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - North America core	$ 91,537	$ 91,904	$ 79,085	$ 65,759	$ 89,044
Purchase price - North America insolvency	38,535	16,187	72,003	31,987	41,794
Purchase price - Europe core	761,284	1,121	1,626	1,763	11,037
Purchase price - total	891,356	109,212	152,714	99,509	141,875
Number of portfolios - total	125	85	104	83	79
ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - North America core	$ 2,089,253	$ 1,948,414	$ 1,891,511	$ 1,824,132	$ 1,762,369
Estimated remaining collections - North America insolvency	697,662	733,176	793,855	822,988	877,722
Estimated remaining collections - Europe core	1,582,135	20,349	19,358	22,150	32,272
Estimated remaining collections - total	4,369,050	2,701,939	2,704,724	2,669,270	2,672,363
SHARE DATA-ADJUSTED (7) (share amounts in thousands)
Net income per common share - diluted	$ 1.01	$ 0.74	$ 0.81	$ 0.91	$ 0.93
Weighted average number of shares outstanding - diluted	50,439	50,437	50,363	50,375	50,660
Shares repurchased	--	--	--	--	989
Average price paid per share repurchased (including acquisitions costs)	$ --	$ --	$ --	$ --	$ 50.55
Closing market price	$ 52.23	$ 59.53	$ 57.86	$ 52.84	$ 59.93
RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	21.1%	16.0%	18.2%	21.5%	23.5%
Return on revenue (2)	21.4%	19.0%	21.1%	24.8%	24.9%
Return on average assets (3)	7.3%	9.0%	10.0%	11.5%	12.5%
Operating margin (4)	36.9%	36.7%	36.9%	42.4%	40.2%
Operating expense to cash receipts (5)	39.1%	37.4%	37.1%	36.1%	37.2%
Debt to equity (6)	148.5%	47.1%	49.5%	52.0%	55.4%
Number of collectors	2,498	2,258	2,379	2,313	2,054
Number of full-time equivalent employees	3,913	3,567	3,621	3,543	3,223
Cash receipts (5)	$ 385,625	$ 334,099	$ 329,319	$ 295,051	$ 317,957
Line of credit - unused portion at period end	513,800	650,000	435,500	435,500	435,500
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings

Summary Portfolio Data at September 30, 2014, Entire Domestic Portfolio
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,224	$ --	$ 10,216	$ 8	332%
1997	7,685	25,587	--	25,545	42	333%
1998	11,089	37,556	--	37,449	107	339%
1999	18,898	69,761	--	69,548	213	369%
2000	25,020	118,391	--	117,310	1,081	473%
2001	33,481	178,991	--	177,173	1,818	535%
2002	42,325	204,141	--	200,602	3,539	482%
2003	61,447	273,534	--	268,441	5,093	445%
2004	59,176	205,802	--	200,901	4,901	348%
2005	143,166	333,216	5,993	316,453	16,763	233%
2006	107,666	227,350	6,539	213,147	14,203	211%
2007	258,363	546,218	18,235	494,865	51,353	211%
2008	275,110	538,083	20,690	492,107	45,976	196%
2009	281,322	926,638	12,652	822,517	104,121	329%
2010	357,753	1,078,653	45,823	866,812	211,841	302%
2011	392,759	1,040,740	107,758	705,102	335,638	265%
2012	508,261	1,041,273	241,840	540,178	501,095	205%
2013	620,906	1,222,177	410,745	407,264	814,913	197%
2014	382,835	669,849	346,946	67,335	602,514	175%
Total	$ 3,590,342	$ 8,748,184	$ 1,217,221	$ 6,032,965	$ 2,715,219	244%

Summary Portfolio Data at September 30, 2014, Insolvency Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996-2003	$ --	$ --	$ --	$ --	$ --	0%
2004	7,468	14,605	--	14,554	51	196%
2005	29,301	43,799	29	43,725	74	149%
2006	17,627	31,951	38	31,773	178	181%
2007	78,525	106,180	227	104,682	1,498	135%
2008	108,583	169,261	1,349	165,726	3,535	156%
2009	156,025	481,429	--	453,149	28,280	309%
2010	209,155	550,456	21,007	469,920	80,536	263%
2011	181,779	333,312	54,187	229,952	103,360	183%
2012	252,247	347,183	120,800	193,487	153,696	138%
2013	228,851	307,972	149,295	114,062	193,910	135%
2014	120,476	153,742	102,312	23,610	130,132	128%
Total	$ 1,390,037	$ 2,539,890	$ 449,244	$ 1,844,640	$ 695,250	183%

Summary Portfolio Data at September 30, 2014, Core Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,224	$ --	$ 10,216	$ 8	332%
1997	7,685	25,587	--	25,545	42	333%
1998	11,089	37,556	--	37,449	107	339%
1999	18,898	69,761	--	69,548	213	369%
2000	25,020	118,391	--	117,310	1,081	473%
2001	33,481	178,991	--	177,173	1,818	535%
2002	42,325	204,141	--	200,602	3,539	482%
2003	61,447	273,534	--	268,441	5,093	445%
2004	51,708	191,197	--	186,347	4,850	370%
2005	113,865	289,417	5,964	272,728	16,689	254%
2006	90,039	195,399	6,501	181,374	14,025	217%
2007	179,838	440,038	18,008	390,183	49,855	245%
2008	166,527	368,822	19,341	326,381	42,441	221%
2009	125,297	445,209	12,652	369,368	75,841	355%
2010	148,598	528,197	24,816	396,892	131,305	355%
2011	210,980	707,428	53,571	475,150	232,278	335%
2012	256,014	694,090	121,040	346,691	347,399	271%
2013	392,055	914,205	261,450	293,202	621,003	233%
2014	262,359	516,107	244,634	43,725	472,382	197%
Total	$ 2,200,305	$ 6,208,294	$ 767,977	$ 4,188,325	$ 2,019,969	282%

Use of Non-GAAP Financial Measures

Management believes that the presentation of certain financial information in this press release, excluding the costs associated with the Aktiv Kapital acquisition and the foreign exchange losses, specifically related to foreign currency forward contracts put in place between signing and closing of the Aktiv Kapital acquisition to mitigate the risk in converting dollars to euros, that were recorded during the three and nine months ended September 30, 2014, which is non-GAAP financial information, is useful to investors and improves the comparability of the Company's ongoing operational results between periods. The non-GAAP information should be considered in addition to, not as a substitute for, financial information prepared in accordance with GAAP.

PRA Group, Inc.
Reconciliation of Net Income, Earnings Per Share and Financial Ratios to GAAP Net Income, Earnings Per Share and Financial Ratios
(in thousands, except per share amounts)

	GAAP Three	Less: Adjustments	Adjusted Three	GAAP Nine	Less: Adjustments	Adjusted Nine
	Three Months Ended	Related to Aktiv	Months Ended	Months Ended	Related to Aktiv	Months Ended
	September 30, 2014	Kapital Acquisition	September 30, 2014	September 30, 2014	Kapital Acquisition	September 30, 2014

Revenues:
Income recognized on finance receivables, net	$ 224,326		$ 224,326	$ 584,814		$ 584,814
Fee income	12,882		12,882	43,659		43,659
Other revenue	1,765		1,765	1,765		1,765

Total revenues	238,973		238,973	630,238		630,238

Operating expenses:
Compensation and employee services	65,237		65,237	169,083		169,083
Legal collection fees	13,778		13,778	35,982		35,982
Legal collection costs	20,367		20,367	72,329		72,329
Agency fees	5,988		5,988	8,902		8,902
Outside fees and services	17,221	(5,893)	11,328	40,125	(14,305)	25,820
Communications	8,907		8,907	26,019		26,019
Rent and occupancy	3,018		3,018	7,384		7,384
Depreciation and amortization	4,949		4,949	13,107		13,107
Other operating expenses	11,311		11,311	25,068		25,068

Total operating expenses	150,776	(5,893)	144,883	397,999	(14,305)	383,694
Income from operations	88,197	5,893	94,090	232,239	14,305	246,544

Other income and (expense):
Interest income	--		--	2		2
Interest expense	(11,808)		(11,808)	(21,736)		(21,736)
Foreign exchange gain/(loss)	3,251	2,016	5,267	(2,961)	8,240	5,279
Income before income taxes	79,640	7,909	87,549	207,544	22,545	230,089
Provision for income taxes	28,473	2,828	31,301	78,030	8,476	86,506
Net income	$ 51,167	$ 5,081	$ 56,248	$ 129,514	$ 14,069	$ 143,583
Adjustment for net income attributable to redeemable noncontrolling interest	--		--	--		--
Net income attributable to PRA Group, Inc.	$ 51,167	$ 5,081	$ 56,248	$ 129,514	$ 14,069	$ 143,583

Net income per common share attributable to PRA Group, Inc.:
Basic	$ 1.02	$ 0.10	$ 1.12	$ 2.59	$ 0.28	$ 2.87
Diluted	$ 1.01	$ 0.10	$ 1.12	$ 2.57	$ 0.28	$ 2.85

Weighted average number of shares outstanding:
Basic	50,075	50,075	50,075	50,023	50,023	50,023
Diluted	50,439	50,439	50,439	50,413	50,413	50,413

Operating margin:	36.9%		39.3%	36.8%		39.1%
Net income margin:	21.4%		23.5%	20.6%		22.8%
Return on average equity:	21.1%		23.2%	18.5%		20.5%
CONTACT: Investor Contact:
         Darby Schoenfeld
         Director of Investor Relations
         (757) 431-7913
         DCSchoenfeld@PRAGroup.com

         News Media Contact:
         Rick Goulart
         Vice President, Corporate Communications
         (757) 961-3525
         RickGoulart@PRAGroup.com